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                                  Exhibit 10.45

                       SECOND AMENDMENT TO LOAN AGREEMENT
                            AND SETTLEMENT AGREEMENT

                  THIS SECOND AMENDMENT TO LOAN AGREEMENT AND SETTLEMENT AGREEMENT (this "AGREEMENT"), dated as of July 31, 2001, among THIRD HORIZON GROUP LIMITED PARTNERSHIP, a Delaware limited partnership ("BORROWER"), HORIZON GROUP PROPERTIES, INC., a Maryland corporation ("HORIZON, INC."), and HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership (individually, "HORIZON, L.P." and together with Borrower and Horizon, Inc., "OBLIGOR PARTIES"), each having an address at 5000 Hakes Drive, Norton Shores, Michigan 49441, and CDC MORTGAGE CAPITAL INC., a New York corporation, having an office at 9 West 57th Street, New York, New York 10019 ("LENDER").

                                    RECITALS

                  A. Borrower, Nebraska Crossing Factory Shops, L.L.C., a Delaware limited liability company ("NEBRASKA LLC"), Indiana Factory Shops, L.L.C., a Delaware limited liability company ("INDIANA LLC") and Nomura Asset Capital Corporation ("NACC") entered into that certain Loan Agreement dated as of June 15, 1998, as amended by a First Amendment to Loan Agreement dated as of June __, 1999 among Borrower, Nebraska LLC, Indiana LLC and LaSalle Bank National Association, as trustee for CDC Depositor Trust ST-I (formerly known as Nomura Depositor Trust ST-I), Commercial Mortgage Pass-Through Certificates, Series 1998 - ST-I ("LASALLE") (the predecessor in interest to Lender) (as so amended, the "EXISTING LOAN AGREEMENT") pursuant to which a secured mortgage loan in the principal amount of $108,205,000 (the "ORIGINAL LOAN") was advanced to Borrower, Nebraska LLC and Indiana LLC. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Existing Loan Agreement. The Original Loan is evidenced by that certain Amended and Restated Note dated as of June 15, 1998 in the original principal amount of $108,205,000 jointly and severally made by Borrower, Nebraska LLC and Indiana LLC and payable to NACC (the "EXISTING NOTE").

                  B. Pursuant to a Guaranty dated as of June 15, 1998, each of Horizon, Inc. and Horizon, LP jointly, severally and unconditionally guarantied to Lender all of the obligations of Borrower, Nebraska LLC and Indiana LLC under the Loan Documents.

                  C. Prior to the execution hereof, each of Nebraska LLC and Indiana LLC has transferred its respective Property and has been released of its obligations under the Loan Documents.

                  D. Prior to the execution hereof, the Existing Loan Agreement, the Original Loan and the Existing Note were assigned (i) by NACC to The Capital Company of America LLC ("CCA"), (ii) by CCA to LaSalle and
(iii) by LaSalle to Lender, and as such Lender is now the owner and holder of the Existing Loan Agreement, the Original Loan and the Existing Note.

                  E. Borrower has failed to repay the Loan on the Stated Maturity Date and as a result there is a continuing Event of Default under the Loan Documents.

                  F.         Borrower has requested that Lender,
notwithstanding such default, extend the Stated Maturity Date of the Original Loan and make certain other modifications to the Existing Loan Agreement and Lender is willing to do so on the terms and conditions set forth in this Agreement.

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                  G.         Simultaneously with the execution and delivery
of this Agreement (i) Borrower has made a partial prepayment of principal in the amount of $15,412,510.62, (ii) Lender has released the Property located in Muskegon, Michigan from the Lien of the Mortgages and (iii) Borrower and Lender have executed a Second Amended and Restated Note which amends and restates the Existing Note in its entirety.

                  H. After giving effect to this Agreement and the transactions contemplated hereby, the only properties securing the Second Amended and Restated Note and the other obligations of Borrower under the Loan Documents shall be the properties set forth on EXHIBIT B attached hereto.

     NOW, THEREFORE, in consideration of the covenants and agreements hereinabove and hereinafter contained and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties hereto agree as follows:

1.                MODIFICATION OF EXISTING LOAN AGREEMENT.

                  All references to Nebraska LLC and Indiana LLC in the Existing Loan Agreement are hereby deleted and notwithstanding anything to the contrary set forth therein, the terms "Borrowers" and "Horizon Borrower" in the Existing Loan Agreement are hereby replaced with "Borrower," which shall mean Third Horizon Group Limited Partnership, a Delaware limited partnership, and each sentence containing such terms shall be deemed modified to the extent necessary to make such sentence grammatically correct after giving effect to the change from the plural "Borrowers' to the singular "Borrower".

                  All references to NACC are hereby deleted and notwithstanding anything to the contrary set forth in the Existing Loan Agreement, the term "Lender" in the Existing Loan Agreement shall be mean CDC Mortgage Capital Inc., a New York corporation.

                  Section 1.1 of the Existing Loan Agreement is hereby amended as follows:

                  The following definitions are hereby deleted in their entirety: "Borrowers," "Initial Allocated Loan Amount," "NACC," "Nomura," "Remaining Realty," and "Security Agreement."

                  The existing definitions of the following terms are hereby deleted in their entirety and replaced with the following respective definitions:

                          "ALLOCATED  LOAN AMOUNT" shall mean, with respect
to any Property, the amount set forth for such Property on Schedule 5.

                          "ASSIGNMENT  OF  AGREEMENTS"  shall mean,  with
respect to each Property, the Assignment of Agreements, Licenses, Permits and Contracts dated as of June 15, 1998 made by Borrower to NACC, as amended by the First Amendment to Assignment of Agreements, Licenses, Permits and Contracts dated as of July 31, 2001 between Borrower and Lender.

                          "ASSIGNMENT OF LEASES" shall mean, with respect to
each Property, the Assignment of Leases and Rents dated as of June 15, 1998 made by Borrower to NACC, as amended by the First Amendment to Assignment of Leases and Rents dated as of July 31, 2001 between Borrower and Lender.

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                          "INTEREST RATE" shall mean for each Interest Period
commencing with the Interest Period which commenced on July 11, 2001, the per annum rate of 3.95% plus the greater of (i) LIBOR for such Interest Period and (ii) 4.10% (or, when applicable pursuant to the Note or any other Loan Document, the Default Rate).

                          "LENDER" shall mean CDC Mortgage Capital Inc., a
New York corporation, together with its successor and assigns.

                          "LOAN DOCUMENTS" shall mean, collectively, this
Agreement, the Mortgages, the Assignments of Leases, the Assignments of Agreements, the Environmental Indemnity,, the Guaranties, the Cash Collateral Account Agreements, the Pledge Agreement and all other documents, agreements and instruments executed and delivered by Borrower, a Guarantor or any Affiliate of the foregoing evidencing or securing the Loan.

                          "MATURITY DATE" shall mean the date on which the
final payment of principal of the Note becomes due and payable as therein provided, whether at the Stated Maturity Date, by declaration of acceleration, or otherwise.

                          "MORTGAGE" shall mean, (i) with respect to the
Property located in Medford, Minnesota, the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated as of June 15, 1998 made by Borrower to NACC, as amended by the First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated as of July 31, 2001 between Borrower and Lender, (ii) with respect to the Property located in Warrenton, Missouri, the Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of June 15, 1998 made by Borrower to NACC, as amended by the First Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of July 31, 2001 between Borrower and Lender, (iii) with respect to the Property located in Laughlin, Nevada, the Fee and Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of June 15, 1998 made by Borrower to NACC, as amended by the First Amendment to Fee and Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of July 31, 2001 between Borrower and Lender and (iv) with respect to the Property located in Monroe, Michigan, the Mortgage dated as of June 15, 1998 made by Borrower to NACC, as amended by the First Amendment to Mortgage dated as of July 31, 2001 between Borrower and Lender.

                          "NOTE" shall mean the Second Amended and Restated
Note in the principal amount of $33,464,579.52 dated as of July 31, 2001 made by Borrower to the order of Lender, as the same may further be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

                          "OUT PARCEL" shall have the meaning set forth in
Section 2.4.3.

                          "PLEDGE AGREEMENT" shall mean the Pledge and
Security Agreement made by Horizon LP, and Third HGI, L.L.C., a Delaware limited liability company, dated as of July 31, 2001, for the benefit of Lender.

                          "RELEASE PRICE" shall mean with respect to any
Property to be released pursuant to Section 2.4.1, the greater of (i) 100% of the Net Capital Proceeds with respect to such Property and (ii) 115% of the Allocated Loan Amount for such Property.

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                          "REMAINING PROPERTY" shall have the meaning  set
forth in Section 2..4.3.

                          "STATED MATURITY DATE" shall mean July 11, 2002.

                  The following definitions are hereby added:

                          "DEFAULT RATE" shall have the meaning set forth in
the Note.

                          "INTEREST PERIOD" shall have the meaning set forth
in the Note.

                          "NET CAPITAL  PROCEEDS" shall mean (i) with respect
to the sale of any Property or Out Parcel, the gross proceeds of such sale less all reasonable and customary transaction costs (including, without limitation, attorneys fees, broker's fees and commissions, transfer taxes, stamp taxes and other similar items) approved by Lender in its reasonable discretion; and (ii) with respect to the refinancing of any Property, the gross proceeds of such refinancing less all reasonable and customary transaction costs (including, without limitation, attorneys fees, mortgage taxes and other similar items) approved by Lender in its reasonable discretion.

                  The following Sections are hereby deleted in their entirety from the Existing Loan Agreement and all references thereto are deemed deleted and inapplicable: 2.1.5, 5.1(x), 8.1(a)(xiii) and 10.24.

                  Section 2.3 of the Existing Loan Agreement is hereby amended by:

                           A.       deleting paragraph (c) of Section 2.3.2
and  replacing it with the following:

                           "On each Payment Date from August 11, 2001 through and including June 11, 2002 Borrower shall make a principal payment in the amount of $225,000.";

                           B.       deleting paragraph (d) of Section 2.3.2 in
its entirety; and

                           C.       adding the following text immediately
following Section 2.3.2:

                           "2.3.3      OPTIONAL PREPAYMENTS. Borrower shall have
                  the right, upon 15 days' prior written notice, to prepay all or any portion of the principal without penalty or premium. If any such prepayment is not made on a Payment Date, Borrower shall also pay interest that would have accrued on such prepaid principal to but not including the next Payment Date."

                  Section 2.4.1 is hereby deleted in its entirety and replaced with the following:

                           "RELEASE OF PROPERTIES. Borrower may obtain the
                  release of a Property from the Lien of the Mortgage encumbering such Property (and related Loan Documents) thereon upon a bona fide third-party sale or refinancing of such Property, PROVIDED each of the following conditions are satisfied:


                                    Borrower shall (i) pay all accrued and
unpaid interest on the principal being prepaid pursuant to clause (ii) of this subsection (a) (including, if such prepayment is not made on a Payment Date, interest through the end of the current Interest Period) and (ii) make a prepayment of principal in an amount which shall equal or exceed the Release Price;

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                                    Both immediately before such sale or
refinancing and immediately thereafter, no Default or Event of Default shall be continuing;

                                    The representations and warranties made
by Borrower and/or a Guarantor in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such sale or refinancing (and after giving effect to such sale or refinancing);

                                    Borrower shall have given Lender at least
15 days' prior written notice of such sale or refinancing, accompanied by, in the case of a sale, a copy of the applicable contract of sale and all related documents, and drafts of any applicable release documents (which shall be subject to Lender's reasonable approval);

                                    Borrower shall have delivered to Lender a
copy of the final closing settlement statement for such sale or refinancing at least one Business Day prior to the closing of such sale or refinancing;

                                    Borrower shall have paid to Lender all
costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection with such sale or refinancing and the release of such Property from the Lien of the Loan Documents;

                                    Borrower and each Guarantor shall execute
and deliver such documents as Lender may reasonably request to confirm the continued validity of the Loan Documents and the Liens thereof after giving effect to such release with respect to the Properties then remaining; and

                                    after giving effect to such release, the
Debt Service Coverage Ratio for the Properties then remaining subject to the Lien of the Mortgage shall be no less than the greater of (i) the Debt Service Coverage Ratio immediately preceding such release and (ii) 1.50:1.

Notwithstanding the foregoing, Lender shall consider in good faith (but shall not be obligated to approve) all requests made by Borrower for the release of a Property in connection with a proposed sale or refinancing which do not satisfy the foregoing conditions and shall take into account, among other things, the economic terms of the proposed transaction and the resulting Debt Service Coverage Ratio for the Loan.

                  Section 2.4.3 is hereby deleted in its entirety and replaced with the following:

                           "RELEASE OF CERTAIN PARCELS. Borrower may obtain the
                  release from the Lien of the applicable Mortgage (and related Loan Documents) of one or more unimproved out parcels (each, an "OUT PARCEL") located on such Property, upon a bona fide third-party sale of such Out Parcel, PROVIDED each of the following conditions are satisfied:

                           Lender approves the sale in its sole discretion;

                           the sale of such Out Parcel is pursuant to an
arm's length agreement to a third party not Affiliated with Borrower or any Guarantor, and in which neither Borrower and nor Affiliate of Borrower and/or any Guarantor has any beneficial interest;

                           the Debt Service Ratio for the immediately
preceding twelve months is 1.40:1;

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                           Borrower shall pay to Lender an amount equal to
100% of the Net Capital Proceeds.

                           such Out Parcel constitutes a separate, legally
subdivided parcel of land and a separate tax lot;

                           the conveyance of such Out Parcel does not (1)
adversely affect the operation of or access to or from such Property, (2) cause any portion of such Property to be in violation of any Legal Requirements, or (3) create any Liens on such Property;

                           no Event of Default shall exist;

                           the representations and warranties made by
Borrower in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such conveyance (and after giving effect to such conveyance);

                           Borrower shall submit to Lender, not less than 30
days prior to the date of such release:

                           (i) a release of Lien for such Out Parcel (for execution by Lender) in a form appropriate in the State and satisfactory to Lender in its reasonable discretion;

                           (ii) if requested by Lender in its reasonable discretion, a proposed form of easement agreement between Borrower and the transferee of such Out Parcel, in form and substance satisfactory to Lender in its reasonable discretion, pursuant to which Borrower shall receive such easements, and the right to enforce such restrictive covenants, over such Out Parcel that are reasonably required for the continued use and operation of such Property;

                           (iii) zoning opinions or other evidence
                           reasonably satisfactory to Lender that (1) the Out Parcel being released and the portion of the Property continuing to be subject to the Lien of the applicable Mortgage after such release (the "REMAINING PROPERTY" ) have been legally subdivided into separate parcels, (2) the Remaining Property complies with all zoning laws and all other Legal Requirements, (3) all of the Licenses, including all of the then existing certificates of occupancy, shall remain in full force and effect after the conveyance of the Out Parcel to be released, (4) no portion of the Remaining Property shall for any purpose whatsoever be part of a tax lot with all or part of any of the Out Parcel being released and (5) from and after the date of the release, no portion of the Remaining Property shall with respect to any contractual requirement or Legal Requirement (including zoning approvals, building code violations and parking requirements) be adversely affected in any manner by any act, omission or event occurring on, at or relating to the Out Parcel to be released or, unless covered by the easement agreement referred to in paragraph (h)(i) above, otherwise be dependent on or otherwise linked or connected to the Out Parcel to be released; and

                           (iv) an Officer's Certificate certifying that such documentation (A) is in compliance with all Legal Requirements, and (B) will not impair or

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                           otherwise adversely affect the Liens and other
                           rights of Lender under the Loan Documents;

                           if required pursuant to subparagraph (h)(i) above,
concurrently with such release, Borrowers shall deliver to Lender an executed original of the easement agreement referred to in paragraph (h)(i) above;

                           the shape, location and configuration of the
Remaining Property shall be reasonably satisfactory to Lender;

                           Borrowers shall pay all expenses incurred by
Lender (including reasonable attorneys' fees) in connection with such release; and

                           Borrowers shall satisfy such other conditions
imposed by Lender in its reasonable discretion.

         Section 2.7 of the Existing Loan Agreement is hereby amended by deleting paragraph (b) thereof in its entirety. In addition, all references in the Existing Loan Agreement to "Exit Fee" or "Exit Fees"shall be deemed deleted.

         Section 10.6 of the Existing Loan Agreement is hereby amended to provide that notices to Lender should be sent to CDC Mortgage Capital Inc., 9 West 57th Street, 36th Floor, New York, New York 10019; Attention: Real Estate Administration (Gary DiGiuseppe), with copies to: Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, Attention: Stephen Gliatta, Esq.

         Schedule 2 of the Existing Loan Agreement is hereby deleted and replaced with the Schedule attached hereto as EXHIBIT A.

         Schedule 6 of the Existing Loan Agreement is hereby deleted and replaced with the Schedule attached hereto as EXHIBIT B.

         Each of Schedule 5 and Exhibit C of the Existing Loan Agreement are hereby deleted in its entirety.

         To induce Lender to enter into this Agreement, Borrower shall pay to Lender a modification fee of $1,312,336.46, of which $656,168.23 shall be paid by Borrower on the date hereof and the remaining $656,168.23 of which shall be paid by Borrower on the date hereof from funds borrowed by Borrower from Lender on the date hereof and added to the principal amount of the Loan. Notwithstanding anything to the contrary set forth in Section 2.1 of the Existing Loan Agreement, an additional Advance of the Loan in an amount equal to $656,168.23 shall be deemed made on the date hereof and disbursed by Lender to itself in payment of such portion of the modification fee.

         Notwithstanding anything to the contrary stated herein, the Event of Default which resulted from Borrower's failure to repay the Loan on July 11, 2001 shall be deemed cured upon the (i) execution and delivery of this Agreement and (ii) the payment of all amounts owed to Lender as set forth in the settlement statement executed by Borrower and Lender as of the date hereof.

1.       SETTLEMENT AGREEMENT.

         ACKNOWLEDGMENT OF OBLIGATIONS UNDER THE LOAN DOCUMENTS. Each Obligor Party hereby acknowledges that (a) each Obligor Party is obligated, without defense, setoff, counterclaim or right of

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offset (all of which are hereby unconditionally and irrevocably waived and discharged by each Obligor Party) in accordance with the Loan Documents, (b) the outstanding principal balance of the Loan, after giving effect to Section 13 of Article I of this Agreement, is $33,464,579.52, (c) the Loan Documents create valid, binding and enforceable first liens on and security interests in the Property, and all of the other collateral purported by the terms thereof to be subject thereto and (d) each Obligor Party will derive substantial benefit from the transactions described herein.

         DELIVERIES.

                  A. BORROWER TRANSFER DOCUMENTS. Simultaneously with the execution and delivery of this Agreement, Borrower will deliver to Lender the following documents and instruments, duly executed by Borrower and, where appropriate, acknowledged, subject to the terms and conditions set forth in this Agreement:

                           an undated consent by Borrower in the form
attached hereto as EXHIBIT C-1 and made a part hereof to the immediate issuance and entry of a court order authorizing a foreclosure sale of the Property located in Medford, Minnesota, which shall contain a waiver of any and all statutory and common law rights Borrower may have to cure any defaults or redeem such Property (the "MINNESOTA CONSENT TO FORECLOSURE"); and

                           an undated consent by Borrower in the form
attached hereto as EXHIBIT C-2 and made a part hereof to the immediate issuance and entry of a court order authorizing a foreclosure sale of the Property located in Monroe, Michigan, which shall contain a waiver of any and all statutory and common law rights Borrower may have to cure any defaults or redeem such Property (together with the Minnesota Consent to Foreclosure, the "FORECLOSURE CONSENTS").

                  B. LENDER'S AGREEMENT RE DELIVERIES. So long as no Obligor Event of Default shall have occurred, it shall hold and not record and/or file any of the Foreclosure Consents.

         OBLIGOR EVENTS OF DEFAULT. Each of the following shall constitute an "OBLIGOR EVENT OF DEFAULT" hereunder:

                  A. if any of the representations or warranties made by any Obligor Party in this Agreement shall at any time cease to be true and correct in all material respects and/or if any of the covenants contained herein shall be breached; or

                  B. if there occurs any Event of Default under the Loan Documents.

         REMEDIES. Immediately upon the occurrence of an Obligor Event of Default, (a) Lender shall be, and is hereby irrevocably authorized to, at Lender's option, complete all information not contained in the Foreclosure Consents, if any, (the Obligor Parties hereby irrevocably appointing Lender their true and lawful attorney-in-fact, coupled with an interest for such purpose) and (b) Lender may, at its election and in its sole discretion, (i) file one or more of the Foreclosure Consents of record or with any court of competent jurisdiction and instruct the trustee to conduct the foreclosure sale of the applicable Properties and/or (ii) exercise any and all such rights and remedies under the Loan Documents, under this Agreement, or otherwise available at law or in equity, as Lender may elect in its sole discretion.

         REPRESENTATIONS AND WARRANTIES. Each Obligor Party Borrower represents and warrants to Lender as follows:

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                  A.         AUTHORIZATION AND POWER. Each Obligor Party has
the power and requisite authority to execute, deliver and perform its obligations under this Agreement and any other document executed in connection herewith and is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform its obligations under this Agreement.

                  B. VALID AND BINDING OBLIGATIONS. This Agreement constitutes legal, valid and binding obligations of each Obligor Party enforceable in accordance with its terms.

                  C.         CONSENTS, ETC. No consent, approval,
authorization or order of any court or Governmental Authority or any third party is required in connection with the execution and delivery by any Obligor Party of this Agreement or to consummate the transactions contemplated hereby, which consent has not been obtained.

                  D. NO OFFSETS; DEFENSES. There are no existing claims by any Obligor Party against Lender and there are no offsets or defenses by any Obligor Party to the payment of any amounts required under the Loan Documents or otherwise to the enforcement by Lender of the Loan Documents.

                  E. RESTATEMENT OF REPRESENTATIONS. Except as set forth on EXHIBIT D, each Obligor Party hereby reaffirms and restates as of the date hereof each representation and warranty set forth in the Loan Documents.

          RELEASE; REINSTATEMENT. Each Obligor Party hereby unconditionally and irrevocably releases, discharges and waives any and all claims of any kind or nature whatsoever which such Obligor Party may possess against Lender and the Lender Parties (as hereinafter defined) for any and all liabilities arising prior to the date hereof, whether known or unknown, in connection with or relating to the origination, modification, restructuring, administration or enforcement of the Loan, or any discussions or negotiations between representatives of Lender or any Lender Party and any Obligor Party or any other representative of Borrower in respect of the Loan or under any theory of "lender's liability" arising therefrom, or otherwise. The provisions of this Section 6 shall survive any termination of this Agreement in accordance with its terms.

         NO WAIVER; NO INTERFERENCE; RATIFICATION.

                  A. NO WAIVER. Except as expressly set forth herein, this Agreement shall not be construed to be a commitment by Lender, or evidence of the intent of Lender, to make any commitment to modify, amend or waive any provisions of any of the Loan Documents (other than as set forth in Section I of this Agreement) or to forbear from exercising any right or remedy contained therein or available under the Bankruptcy Code or otherwise at law or in equity, and each Obligor Party acknowledges and agrees that, except as expressly set forth in this Agreement, no such commitment, amendment, modification or forbearance or waiver has been offered, granted, extended or agreed to by Lender, or any member, officer, director, shareholder, partner, principal, affiliate, employee or agent of any of the foregoing (collectively, the "LENDER PARTIES"). Each Obligor Party further acknowledges that Lender does not, by its agreements herein contained or otherwise, waive any defaults of any Obligor Party under any Loan Documents or its rights and remedies as a result thereof and, in the event that there shall occur an Obligor Event of Default, Lender shall be entitled to pursue immediately and without regard to any grace or cure periods provided in the Loan Documents, any and all such rights

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and remedies under the Loan Documents, or otherwise available at law or in equity, as Lender may elect in its sole discretion or, at Lender's option, obtain specific performance of this Agreement and accept delivery of the Foreclosure Consents. No discussions, whether prior or subsequent to the execution of this Agreement, nor any failure to consummate the transfer of any Properties contemplated hereby, shall prejudice Lender or be raised as a claim or defense in any present or future action (including the Bankruptcy
Code) or litigation between Lender and any Obligor, or any other party involved with or having an interest in the Loan or their respective successors and assigns.

                  B. NO INTERFERENCE. Without limiting the provisions of
Section 7A above, each Obligor Party hereby agrees that no Obligor Party nor any other person or entity which Controls, is Controlled by, or is under common Control with an Obligor Party, or is otherwise Affiliated with or related to any Obligor Parties, or is otherwise acting with the direct or tacit support of an Obligor Party, nor the respective successor or assigns of any Obligor Party or such Person shall in any manner whatsoever, by act or omission, directly or indirectly, now or in the future, by a default of any of their respective obligations hereunder or otherwise (a) contest or challenge the enforceability or any other aspect of this Agreement, or in any other manner interfere with, hinder or delay the performance of this Agreement, (b) raise any defenses, setoffs, affirmative defenses, claims, counterclaims, or other objections, or seek any equitable relief (including, without limitation, injunctive relief), of any nature whatsoever, regarding any of the transactions described in this Agreement and/or (c) commence any action or proceeding which in any way interferes with, hinders or delays the approval of this Agreement or the consummation of the transactions described in this Agreement.

                  C. RATIFICATION OF LOAN DOCUMENTS. Each Obligor Party hereby ratifies and confirms the indebtedness evidenced by the Note and the security interests created by the Loan Documents and acknowledges and agrees that each Loan Document, including, without limitation, the Guaranties and the Pledge Agreement, are in full force and effect in accordance with their respective terms, subject to the terms of and provisions of this Agreement.

         GENERAL PROVISIONS.

                  A. STAY RELIEF. Each Obligor Party hereby covenants and agrees that, if any Obligor Party or the managing member of Borrower shall file or be the subject of any other petition under the Bankruptcy Code or any other present or future law relating to bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution, conservatorship, receivership or similar relief for debtors (the Bankruptcy Code and any such other law being referred to herein as an "INSOLVENCY LAW"), or if any Obligor Party or the managing member of Borrower shall otherwise commence or be the subject of any other case or proceeding under any Insolvency Law, Lender shall be entitled to relief from any stay or other restraint (including, without limitation, the automatic stay under Section 362 of the Bankruptcy Code) imposed by any such Insolvency Law on or against the exercise of any rights, powers or remedies otherwise available to Lender and to the entry of an order of any court having jurisdiction granting such relief to Lender. Each Obligor Party hereby irrevocably consents to such relief and to the entry of any such order. Each Obligor Party hereby irrevocably waives, relinquishes and releases its rights and entitlements to, and covenants and agrees that no Obligor Party shall object to, attempt to enjoin or otherwise interfere with any such relief, the entry of any such order or the exercise by Lender of any of the aforesaid rights, powers, or remedies, and each Obligor Party further covenants and agrees that, in any such event, each Obligor Party shall, immediately upon request of Lender, take any and all actions necessary or desirable to afford such relief to Lender, including, without limitation, cooperation with Lender to obtain an agreed order or stipulation granting such relief to Lender. Without limiting the generality of anything set forth in this


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

Agreement, each Obligor Party hereby irrevocably consents and agrees to immediate relief from any such stay or other restraint to enable Lender, at Lender's option, to exercise any of the aforesaid rights, powers or remedies, including, without limitation, foreclosure of any security for all or any part of the indebtedness secured by the Loan Documents.

                  B. NOTICES. All notices, requests or consents to any party hereunder shall be given in accordance with the provisions of the Loan Documents.

                  C. SUCCESSORS AND ASSIGNS. This Agreement and all of the terms and provisions hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives, heirs, successors and permitted assigns, except that no Obligor Party may assign its rights or obligations under this Agreement or any document, instrument or other agreement delivered pursuant hereto in any manner, without the prior written consent of Lender, which may be withheld by Lender in its sole discretion.

                  D. COUNTERPARTS. This Agreement and any amendment hereto may be signed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one Agreement (or amendment, as the case may be).

                  E. SEVERABILITY. If any provision of this Agreement shall be finally determined to be unlawful or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, this Agreement shall be reformed and construed in any such jurisdiction or case as if such unlawful or unenforceable provision had never been contained herein and such provision reformed so that it would be lawful and enforceable to the maximum extent permitted in such jurisdiction or in such case, and every other provision of this Agreement shall remain in full force and effect.

                  F. INTEGRATION; AMENDMENT. This Agreement (including the Exhibits and Schedules attached hereto and made a part hereof) and the Loan Documents collectively contain the entire understanding among the parties with respect to the subject matter hereof and supersedes any prior understandings, inducements or conditions, expressed or implied, written or oral, among them respecting the subject matter contained herein. This Agreement may not be modified or amended, other than by an agreement in writing executed by and on behalf of the party sought to be bound by such modification or amendment.

                  G. JOINT AND SEVERAL. The obligations and liabilities of the Obligor Parties hereunder shall be joint and several.

                  H. CAPTIONS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

                  I. INDULGENCES, ETC. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.


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

                  J. NO PARTNERSHIP. This Agreement shall not be construed to create a partnership, joint venture or creditor-debtor relationship between any of the parties hereto. Each party hereto acknowledges to the other parties hereto that no provision of this Agreement or any Loan Document creates any basis for asserting or implying the existence of any agency or fiduciary relationship.

                  K. NO PREFERENCE. Each Obligor Party represents that the obligations incurred pursuant hereto are not given as a preference against any other creditors thereof, respectively. No Obligor Party has any intent to hinder, delay or defraud any present or future creditor, through such conveyance or otherwise.

                  L. LEGAL REPRESENTATION. Each party has been represented by legal counsel in connection with the negotiation of this Agreement and the transactions herein contemplated. Each party and its counsel have had an opportunity to review and suggest revisions to the language of this Agreement. Accordingly, no provision of this Agreement shall be construed for or against or interpreted to the benefit or disadvantage of any party by reason of any party having or being deemed to have structured or drafted such provision.

                  M. FURTHER ASSURANCES. Each Obligor Party shall execute and deliver such other and further documents and do such further acts as may be required or reasonably requested by Lender to effectuate the intent and purposes of this Agreement and carry out the terms hereof.

                  N. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY
IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING OUT OF THE LOAN DOCUMENTS, THIS AGREEMENT OR THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH.WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING OUT OF THE LOAN DOCUMENTS, THIS AGREEMENT OR THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH.WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING OUT OF THE LOAN DOCUMENTS, THIS AGREEMENT OR THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH.

                  O. LOAN DOCUMENTS. This Agreement shall be deemed a
"Loan Document" for all purposes under the Existing Loan Agreement, as amended hereby.

                         [No Further Text on this Page]


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

                           IN WITNESS WHEREOF, the parties hereto have
executed and delivered this Agreement as of the date first set forth above.

                         LENDER:

                         CDC MORTGAGE CAPITAL INC.

                         By: ________________________________
                             Name:
                             Title:

                         THIRD HORIZON GROUP LIMITED PARTNERSHIP

                         By: Third HGI, L.L.C., a Delaware limited liability company, its general partner

                                  By:  Horizon Group Properties, L.P., a
                                       Delaware limited partnership,
                                       its managing member

                                       By:  Horizon Group Properties, Inc., a
                                            Maryland corporation, its general
                                            partner

                                            By:________________________________
                                               Name:
                                               Title:

                         HORIZON GROUP PROPERTIES, L.P.

                         By: Horizon Group Properties, Inc., a Maryland corporation, its general partner

                                 By:     ____________________________________
                                         Name:
                                         Title:

                         HORIZON GROUP PROPERTIES, INC.

                         By:     ____________________________________
                                 Name:
                                 Title:


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

                                   EXHIBIT A

                                  Schedule 2

                           (See attached Rent Rolls)

                                   EXHIBIT B

                                  Schedule 5


         PROPERTY                                    ALLOCATED LOAN AMOUNT
         --------                                    ---------------------
6750 West Frontage Road                                 $ 9,000,000.00
Medford Minnesota
(fee estate)


1000 Warrenton Outlet Center                            $ 8,000,000.00
Warrenton, Missouri
(fee estate)


1955 S. Casino Drive                                    $12,600,000.00
Laughlin, Nevada
(fee and leasehold estate)


14500 La Plaisance Road                                 $ 3,864,579.52
Monroe, Michigan 48161
(fee estate)



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

                                  EXHIBIT C-1

                    Form of Minnesota Consent to Foreclosure

                            CONSENT TO FORECLOSURE

          CONSENT TO ORDER AUTHORIZING SALE UNDER MINNESOTA STATUTES
                         CHAPTERS 580, 581 AND/OR 582
  WAIVER OF CURE RIGHTS UNDER MINNESOTA STATUTES CHAPTERS 580, 581 AND/OR 582 WAIVER OF REDEMPTION RIGHTS UNDER MINNESOTA STATUTES CHAPTERS 580,
                                581 AND/OR 582

                  WHEREAS, CDC Mortgage Capital, Inc. ("LENDER") is the current owner and holder of the following documents (collectively, the "LOAN DOCUMENTS"): (a) that certain Loan Agreement dated as of June 15, 1998 by and between Third Horizon Group Limited Partnership, a Delaware limited partnership ("BORROWER"), Nebraska Crossing Factory Shops, L.L.C., a Delaware limited liability company ("NEBRASKA LLC"), Indiana Factory Shops, L.L.C., a Delaware limited liability company ("INDIANA LLC") and Nomura Asset Capital
Corporation, a predecessor-in-interest to Lender ("NACC"), as amended by
(i) that certain First Amendment to Loan Agreement dated as of June __, 1999 among Borrower, Nebraska LLC, Indiana LLC and LaSalle Bank National Association, as trustee for CDC Depositor Trust ST-I (formerly known as Nomura Depositor Trust ST-I), Commercial Mortgage Pass-Through Certificates, Series 1998 - ST-I, a predecessor in interest to Lender, and (ii) Second Amendment to Loan Agreement and Settlement Agreement dated as of July 31, 2001 (the "SETTLEMENT AGREEMENT") among Borrower, Lender and certain affiliates of Borrower (as so amended, the "LOAN AGREEMENT"); (b) that certain Second Amended and Restated Note in the original principal amount of $33,464,579.52 dated as of July 31, 2001 made by Borrower to Lender (the "NOTE"); (c) that certain Mortgage, Assignment of Lease and Rents, Security Agreement and Fixture Filing Statement dated as of June 15, 1998 made by Borrower for the benefit of NACC, as amended by that certain First Amendment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated as of July 31, 2001 between Borrower and Lender (as amended, the "MORTGAGE"); and (d) all other agreements, certificates and other documents relating to the Loan evidenced and/or secured by the foregoing documents (the "LOAN"); and

                  WHEREAS, the Loan is secured by, INTER ALIA, that certain parcel of real property and the improvements thereon known as Medford Village Outlet Center located in Medford, Minnesota (Steele County) and more particularly described in the Mortgage; and

                  WHEREAS, pursuant to the Settlement Agreement, Borrower hereby provides Lender with the following acknowledgments, consents and waivers:

1. Borrower is in material default under the terms of the Loan Documents beyond all applicable grace periods;

2. Borrower was duly served with and received all notices of default referred to or permitted under the Loan Documents;


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

3. Lender has duly accelerated the Loan in accordance with the terms of the Loan Documents;

4. Borrower expressly consents to foreclosure of the Property pursuant to Minn. Stat. Chapters 580, 581 and/or 582;

5. Borrower expressly consents to the immediate and EX PARTE issuance and entry of a court order authorizing the foreclosure sale pursuant to Minn. Stat. Chapters 581 and 582;

6. Borrower expressly waives all rights to cure under Minn. Stat. Chapters 580, 581 and 582, as applicable; and

7. Borrower expressly waives all rights to redemption under Minn. Stat. Chapters 580, 581 and 582, as applicable.

                         THIRD HORIZON GROUP LIMITED PARTNERSHIP

                         By: Third HGI, L.L.C., a Delaware limited liability company, its general partner

                                  By:  Horizon Group Properties, L.P., a
                                       Delaware limited partnership,
                                       its managing member

                                       By:  Horizon Group Properties, Inc., a
                                            Maryland corporation, its general
                                            partner

                                            By:________________________________
                                               Name:
                                               Title:


                                       106